Pension Benefits - Summary of amounts included in the consolidated statements of financial position in respect of the Company's net obligation (Details) - Pension defined benefit plans [member] - CAD ($)
$ in Millions
	Mar. 31, 2022	Mar. 31, 2021	Mar. 31, 2020
Disclosure of defined benefit plans [line items]
Present value of defined benefit obligation	$ 1,343.6	$ 1,504.3	$ 1,400.8
Fair value of plan assets	1,225.5	1,334.2	$ 1,155.8
Net accrued pension liability	$ 118.1	$ 170.1